Exhibit  23.2


              INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Honeywell International Inc. on
Form S-8 of our report dated February 10, 1999, appearing in the Annual Report on Form 10-K of Honeywell International
Inc. for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP
Parsippany, New Jersey
November 3, 2000